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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: August 16, 2004
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                     0-8176                    95-1840947
       (State of             (Commission File Number)        (IRS Employer
     Incorporation)                                        Identification No.)


                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE


     On August 16, 2004, Southwest Water issued a press release announcing the proposed sale of 1,700,000 shares of Southwest Water's common stock, par value $.01 per share, pursuant to a Registration Statement on Form S-3 (File No. 333-111586). A copy of Southwest Water's press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference into Item 5.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits

       99.1    Press release issued by Southwest Water Company on August 16,
               2004.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2004
                                           SOUTHWEST WATER COMPANY



                                           By: /s/ Shelley A. Farnham
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                                               Shelley A. Farnham
                                               Secretary